UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. ______)

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

EDGIO, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your **Vote** Counts!

EDGIO, INC.

2023 Annual Meeting
Vote by November 15, 2023
11:59 PM ET

EDGIO, INC.
ATTN: CORPORATE SECRETARY
11811 NORTH TATUM BLVD., SUITE 3031
PHOENIX, AZ 85028

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You invested in EDGIO, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on November 16, 2023.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 2, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

November 16, 2023
12:00 PM EST

Virtually at:
www.virtualshareholdermeeting.com/EGIO2023

*Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 1a. Walter Amaral	For
1b. Scott Genereux	For
1c. Patricia Hadden	For
2. Ratification of Ernst & Young LLP as independent registered public accounting firm.	For
3. To vote for and approve, on a non-binding, advisory basis, the compensation of the named executive officers of the Company.	For
4. To vote for and approve, on a non-binding, advisory basis, the frequency of voting on the compensation of the named executive officers of the Company.	3 Years

NOTE: The Annual Meeting will also address such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

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